Exhibit 10.77

STOCK AND WARRANT PURCHASE AGREEMENT

RITA Medical Systems, Inc.

Ladies & Gentlemen:

The undersigned,                                                           (the “Investor”), hereby confirms its agreement with you as follows:

1. This Stock and Warrant Purchase Agreement is made as of November 24, 2004 between RITA Medical Systems, Inc., a Delaware corporation (the “Company”), and the Investor.

2. The Company has authorized the sale and issuance of up to 4,363,534 shares (the “Shares”) of common stock of the Company, $0.001 par value per share (the “Common Stock”), and warrants to purchase up to 3,272,649 Shares (75% warrant coverage) (the “Warrant Shares”) of Common Stock at an exercise price per share of $4.00 (the “Warrants”) to certain investors in a private placement (the “Offering”).

3. The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor [            ] Shares and a Warrant to purchase [            ] Warrant Shares (75% warrant coverage), for a purchase price of $2.75 per share, or an aggregate purchase price of $[            ], pursuant to the Terms and Conditions for Purchase of Shares attached hereto as Annex I and incorporated herein by reference as if fully set forth herein (the “Terms and Conditions”). This Stock and Warrant Purchase Agreement, together with the Terms and Conditions which are incorporated herein by reference as if fully set forth herein, may hereinafter be referred to as the “Agreement”. Unless otherwise requested by the Investor, the Warrant and certificates representing the Shares purchased by the Investor will be registered in the Investor’s name and address as set forth below. The Warrant shall have the rights, preferences, privileges and restrictions as set forth in the form of Warrant attached hereto as Exhibit B.

4. The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three months with the Company or persons known to it to be affiliates of the Company, (b) neither it, nor any group of which it is a member or to which it is related, beneficially owns (including the right to acquire or vote) any securities of the Company, (c) it has no direct or indirect affiliation or association with any NASD member as of the date hereof and (d) immediately following the Closing (as defined in Section 3 of this Agreement), it will not be a person or a member of a group of affiliated or associated persons that has acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the outstanding securities of the Company’s Common Stock (assuming that 36,786,087 shares of the Company’s Common Stock remain outstanding at such time). Exceptions:

_______________________________________________________________________________________________________________________________________________.

(If no exceptions, write “none.” If left blank, response will be deemed to be “none.”)

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose. By executing this Agreement, the Investor acknowledges that the Company may use the information in paragraph 4 above and the name and address information below in preparation of the Registration Statement (as defined in Annex 1).

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AGREED AND ACCEPTED:
RITA Medical Systems, Inc.	Investor:
By:
Print Name:
By:	Title:
Title:

Address:

Tax ID No.:
Contact name:
Telephone:
Name in which shares should be registered (if different):

ANNEX I

TERMS AND CONDITIONS FOR PURCHASE OF SHARES AND WARRANTS

1. Authorization and Sale of the Shares. Subject to these Terms and Conditions, the Company has authorized the sale of up to 4,363,534 Shares and Warrants to purchase up to 3,272,649 Warrant Shares (75% warrant coverage). The Company reserves the right to increase or decrease this number.

2. Agreement to Sell and Purchase the Shares; Subscription Date.

2.1 At the Closing (as defined in Section 3), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions hereinafter set forth, the number of Shares and a Warrant to purchase the number of Warrant Shares each as set forth in Section 3 of the Stock and Warrant Purchase Agreement to which these Terms and Conditions are attached at the purchase price set forth thereon.

2.2 The Company may enter into the same form of Stock and Warrant Purchase Agreement, including these Terms and Conditions, with certain other investors (the “Other Investors”) and expects to complete sales of Shares and Warrants to them. (The Investor and the Other Investors are hereinafter sometimes collectively referred to as the “Investors,” and the Stock and Warrant Purchase Agreement to which these Terms and Conditions are attached and the Stock and Warrant Purchase Agreements (including attached Terms and Conditions) executed by the Other Investors are hereinafter sometimes collectively referred to as the “Agreements.”) The Company may accept executed Agreements from Investors for the purchase of Shares and Warrants commencing upon the date on which the Company provides the Investors with the proposed purchase price per Share plus Warrant exercise price and concluding upon the date (the “Subscription Date”) on which the Company has (i) executed Agreements with Investors for the purchase of at least 4,363,534 Shares and Warrants to purchase at least 3,272,649 Warrant Shares (75% warrant coverage), and (ii) notified Wells Fargo Securities, LLC, in its capacity as placement agent for this transaction, in writing that it is no longer accepting additional Agreements from Investors for the purchase of Shares and Warrants. The Company may not enter into any Agreements after the Subscription Date.

2.3 The obligations of each Investor under any Agreement are several and not joint with the obligations of any Other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Agreement. Nothing contained herein, and no action taken by any Investor hereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby, provided that such obligations or the transactions contemplated hereby may be modified, amended or waived in accordance with Section 9 below. Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement (provided, that such rights may be modified, amended or waived in accordance with Section 9 below) and the Warrant, and it shall not be necessary for any Other Investor to be joined as an additional party in any proceeding for such purpose.

3. Delivery of the Shares and Warrants at Closing. The completion of the purchase and sale of the Shares and Warrants (the “Closing”) shall occur (the “Closing Date”) on November 24, 2004, at the offices of the Company’s counsel. At the Closing, the Company shall deliver to the Investor a Warrant representing the number of Warrant Shares and one or more stock certificates representing the number of Shares, in each case as is set forth in Section 3 of the Stock and Warrant Purchase Agreement, each such certificate to be registered in the name of the Investor or, if so indicated on the signature page of the Stock and Warrant Purchase Agreement, in the name of a nominee designated by the Investor.

The Company’s obligation to issue the Shares and the Warrant to the Investor shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) receipt by the Company of a certified or official bank check or wire transfer of funds in the full amount of the purchase price for the Shares and the Warrant being purchased hereunder as set forth in Section 3 of the Stock and Warrant Purchase Agreement; (b) completion of the purchases and sales under the Agreements with the Other Investors; (c) the accuracy of the representations and warranties made by the Investors and the fulfillment of those undertakings of the Investors to be fulfilled prior to the Closing; and (d) delivery of a completed Selling Stockholder Notice and Questionnaire in substantially the form attached hereto as Exhibit C.

The Investor’s obligation to purchase the Shares and the Warrant shall be subject to the following conditions, any one or more of which may be waived by the Investor: (a) Investors shall have executed Agreements for the purchase of at least 4,363,534 Shares and Warrants for the purchase of at least 3,272,649 Warrant Shares (75% warrant coverage), (b) the representations and warranties of the Company set forth herein shall be true and correct as of the Closing Date in all material respects (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date) and (c) the Investor shall have received such documents as such Investor shall reasonably have requested, including, a standard opinion of the Company’s counsel as to the matters set forth in Section 4.2 and as to exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), of the sale of the Shares and Warrants.

4. Representations, Warranties and Covenants of the Company. Except as separately disclosed by the Company to the Investor in the disclosure schedules to the representations, warranties and covenants of the Company set forth in this Section 4 (the “Disclosure Schedules”), the Company hereby represents and warrants to, and covenants with, the Investor, as follows:

4.1 Organization. The Company is duly organized and validly existing in good standing under the laws of the jurisdiction of its organization. Each of the Company and its Subsidiaries (as defined in Rule 405 under the Securities Act) has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and as described in the documents filed by the Company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), since the end of its most recently completed fiscal year through the date hereof (the “Exchange Act Documents”) and is registered or qualified to do business and in good standing in each jurisdiction in which the nature of the business conducted by it or the location of the properties owned or leased by it requires such qualification and where the failure to be so qualified would have a material adverse effect upon the condition (financial or otherwise), earnings, business or business prospects, properties or operations of the Company and its Subsidiaries, considered as one enterprise (a “Material Adverse Effect”), and no proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

4.2 Due Authorization and Valid Issuance. The Company has all requisite power and authority to execute, deliver and perform its obligations under the Agreements and the Warrants, and the Agreements and the Warrants have been duly authorized and validly executed and delivered by the Company and constitute legal, valid and binding agreements of the Company enforceable against the Company in accordance with their terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Shares and the Warrant being purchased by the Investor hereunder and the Warrant Shares issuable pursuant to the Warrant will, upon issuance and payment therefor pursuant to the terms hereof and thereof, be duly authorized, validly issued, fully-paid and nonassessable.

4.3 Non-Contravention. The execution and delivery of the Agreements and the Warrants, the issuance and sale of the Shares and the Warrants under the Agreements and the Warrant Shares under the Warrant, the fulfillment of the terms of the Agreements and the Warrants and the consummation of the transactions contemplated thereby will not (A) conflict with or constitute a violation of, or default (with the passage of time or otherwise) under, (i) any contract, agreement or other instrument filed or incorporated by reference as an exhibit to any of the Exchange Act Documents (any such contract, agreement or instrument, an “Exchange Act Exhibit”), (ii) the charter, by-laws or other organizational documents of the Company or any Subsidiary, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or any Subsidiary or their respective properties, except in the case of clauses (i) and (iii) for any such conflicts, violations or defaults which are not reasonably likely to have a Material Adverse Effect or (B) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or any Subsidiary or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any Exchange Act Exhibit. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body in the United States or any other person is required for the execution and delivery of the Agreements and the Warrants, and the valid issuance and sale of the Shares and Warrants to be sold pursuant to the Agreements, and the valid issuance of the Warrant Shares under the Warrant, other than such as have been made or obtained, and except for any post-closing securities filings or notifications required to be made under federal or state securities laws.

4.4 Capitalization. The capitalization of the Company as of September 30, 2004 is as set forth in the most recent applicable Exchange Act Documents, increased as set forth in the next sentence. The Company has not issued any capital stock since that date other than pursuant to (i) employee benefit plans disclosed in the Exchange Act Documents, or (ii) outstanding warrants, options or other securities disclosed in the Exchange Act Documents. The Shares and the Warrants to be sold pursuant to the Agreements, and the Warrant Shares to be issued pursuant to the Warrants, have been duly authorized, and when issued and paid for in accordance with the terms of the Agreements and the Warrants, as the case may be, will be duly and validly issued, fully paid and nonassessable. The outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and were not issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except as set forth in or contemplated by the Exchange Act Documents, there are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any unissued shares of capital stock or other equity interest in the Company or any Subsidiary, or any contract, commitment, agreement, understanding or arrangement of any kind to which the Company is a party or of which the Company has knowledge and relating to the issuance or sale of any capital stock of the Company or any Subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options. Without limiting the foregoing, no preemptive right, co-sale right, right of first refusal, registration right, or other similar right exists with respect to the Shares, the Warrants or the Warrant Shares or the issuance and sale thereof, except for certain “piggy back” registration rights granted by the Company on or before June 20, 2000, which registration rights (including all rights to notice related thereto) have been waived by all of the holders thereof in connection with the filing of, and the proposal to file, the Registration Statement (defined below). No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Shares, the Warrants and the Warrant Shares. The Company owns the entire equity interest in each of its Subsidiaries, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest, other than as described in the Exchange Act Documents. Except as disclosed in the Exchange Act Documents, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Common Stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

4.5 Legal Proceedings. There is no material legal or governmental proceeding pending or, to the knowledge of the Company, threatened to which the Company or any Subsidiary is or may be a party or of which the business or property of the Company or any Subsidiary is subject that is not disclosed in the Exchange Act Documents. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise between the accountants and lawyers formerly or presently employed by the Company.

4.6 No Violations. Neither the Company nor any Subsidiary is (i) in violation of its charter, bylaws, or other organizational document, (ii) in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or any Subsidiary, which violation, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect, or (iii) in default (and there exists no condition which, with the passage of time or otherwise, would constitute a default) in any material respect in the performance of any Exchange Act Exhibit, which would be reasonably likely to have a Material Adverse Effect.

4.7 Governmental Permits, Etc. With the exception of the matters which are dealt with separately in Sections 4.1, 4.12, 4.13, and 4.14, each of the Company and its Subsidiaries has all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department, or body that are currently necessary for the operation of the business of the Company and its Subsidiaries as currently conducted and as described in the Exchange Act Documents except where the failure to currently possess could not reasonably be expected to have a Material Adverse Effect.

4.8 Intellectual Property. Except as specifically disclosed in the Exchange Act Documents (i) each of the Company and its Subsidiaries owns or possesses sufficient rights to use all material patents, patent rights, trademarks, copyrights, licenses, inventions, trade secrets, trade names and know-how (collectively, “Intellectual Property”) described or referred to in the Exchange Act Documents as owned or possessed by it or that are necessary for the conduct of its business as now conducted or as proposed to be conducted as described in the Exchange Act Documents except where the failure to currently own or possess would not have a Material Adverse Effect, (ii) to the knowledge of the Company, neither the Company nor any of its Subsidiaries is infringing any rights of a third party with respect to any Intellectual Property that, individual or in the aggregate, would have a Material Adverse Effect, (iii) neither the Company nor any of its Subsidiaries has received any notice of, or has any knowledge of, any asserted infringement by the Company or any of its Subsidiaries of, any rights of a third party with respect to any Intellectual Property that, individually or in the aggregate, would have a Material Adverse Effect if determined adversely to the Company and (iv) neither the Company nor any of its Subsidiaries has received any notice of, or has any knowledge of, infringement by a third party with respect to any Intellectual Property rights of the Company or of any Subsidiary that, individually or in the aggregate, would have a Material Adverse Effect.

4.9 Financial Statements; Solvency; Obligations to Related Parties. (a) The financial statements of the Company and the related notes contained in the Exchange Act Documents present fairly, in accordance with generally accepted accounting principles, the financial position of the Company and its Subsidiaries as of the dates indicated, and the results of its operations and cash flows for the periods therein specified consistent with the books and records of the Company and its Subsidiaries except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which are not expected to be material in amount. Such financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods therein specified, except as may be disclosed in the notes to such financial statements, or in the case of unaudited statements, as may be permitted by the SEC on Form 10-Q under the Exchange Act and except as disclosed in the Exchange Act Documents. The other financial information contained in the Exchange Act Documents has been prepared on a basis consistent with the financial statements of the Company.

(b) Except as disclosed in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004 (the “Third Quarter 10-Q”), (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing liabilities and other obligations as such matures or is otherwise payable; (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted taking into account the current and projected capital requirements of the business conducted by the Company and projected capital availability; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive upon liquidation of its assets, after taking into account all anticipated uses of such amounts, would be sufficient to pay all such liabilities and obligations when such is required to be paid. The Company does not intend to incur liabilities and other obligations beyond its ability to pay such as they mature or are required to be paid. The Company has no knowledge of any facts or circumstances (other than as disclosed in the Third Quarter 10-Q) which lead it to believe that it will be required to file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction, and has no present intention to so file.

(c) Except as set forth in any Exchange Act Documents, there are no obligations of Company to officers, directors, stockholders or employees of Company other than (i) for payment of salary for services rendered and for bonus payments; (ii) reimbursements for reasonable expenses incurred on behalf of Company; (iii) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of Company); and (iv) obligations listed in Company’s financial statements. Except as described above or in any Exchange Act Filings, none of the officers, directors or, to the best of Company’s knowledge, key employees or stockholders of Company or any members of their immediate families, are indebted to Company, individually or in the aggregate, in excess of $60,000 or have any direct or indirect ownership interest in any firm or corporation with which Company is affiliated or with which Company has a business relationship, or any firm or corporation which competes with Company, other than passive investments in publicly traded companies (representing less than one percent (1%) of such company) which may compete with Company. Except as described above, no officer, director or stockholder, or any member of their immediate families, is, directly or indirectly, interested in any material contract with Company and no agreements, understandings or proposed transactions are contemplated between Company and any such person. Except as set forth in any Exchange Act Documents, Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

4.10 No Material Adverse Change. Except as disclosed in the Exchange Act Documents, since September 30, 2004, there has not been (i) any material adverse change in the financial condition or earnings of the Company and its Subsidiaries considered as one enterprise, (ii) any material adverse event affecting the Company or its Subsidiaries, (iii) any obligation, direct or contingent, that is material to the Company and its Subsidiaries considered as one enterprise, incurred by the Company, except obligations incurred in the ordinary course of business, (iv) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any of its Subsidiaries, or (v) any loss or damage (whether or not insured) to the physical property of the Company or any of its Subsidiaries which has been sustained which has a Material Adverse Effect; provided, however, that changes in the ordinary course of business, including but not limited to the use of cash and increases in liabilities in the ordinary course of business, shall not be deemed to be a material adverse change or to have a Material Adverse Effect.

4.11 Disclosure. Except as otherwise set forth in the Disclosure Schedules, the representations and warranties of the Company contained in this Section 4 as of the date hereof and as of the Closing Date, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Except with respect to the material terms and conditions of the transaction contemplated by the Agreements and the Warrants, which shall be publicly disclosed by the Company pursuant to Section 16 hereof, and except for the information set forth in the Disclosure Schedules which information (i) shall be publicly disclosed by the Company on or prior to 30 calendar days after the Closing Date (the “Expiration Date”) or (ii) shall no longer constitute material non-public information, the Company confirms that neither it nor any person acting on its behalf has provided the Investors with any information that the Company believes constitutes material, non-public information. The Company understands and confirms that the Investors will rely on the foregoing representations in effecting transactions in the securities of the Company.

4.12 NASDAQ Compliance. The Company’s Common Stock is registered pursuant to Section 12(g) of the Exchange Act and is listed on The Nasdaq Stock Market, Inc. National Market (the “Nasdaq National Market”), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or de-listing the Common Stock from the Nasdaq National Market, nor has the Company received any notification that the SEC or the National Association of Securities Dealers, Inc. (“NASD”) is currently contemplating terminating such registration or listing.

4.13 Reporting Status. The Company has filed in a timely manner all documents that the Company was required to file under the Exchange Act during the 12 months preceding the date of this Agreement. Pursuant to General Instruction I.B.3 of Form S-3, the Company is eligible to use Form S-3 to register the Shares and Warrant Shares to be offered for the account of the Investors. The following documents complied in all material respects with the SEC’s requirements as of their respective filing dates, and the information contained therein as of the date thereof did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading:

(a) Annual Report on Form 10-K for the year ended December 31, 2003 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2004, Forms 8-K filed on January 13, 2004, January 21, 2004, February 11, 2004, February 13, 2004, February 19, 2004, March 5, 2004, March 11, 2004, March 24, 2004, April 1, 2004, April 29, 2004, May 10, 2004, May 14, 2004, June 3, 2004, June 9, 2004, June 28, 2004, July 9, 2004, July 30, 2004, August 3, 2004, August 9, 2004, August 30, 2004, September 14, 2004, September 23, 2004, September 28, 2004, September 29, 2004, September 30, 2004, October 15, 2004, October 29, 2004, November 3, 2004, November 4, 2004, November 10, 2004, and November 12, 2004 and Proxy Statement on Schedule 14A filed on April 29, 2004; and

(b) all other documents, if any, filed by the Company with the SEC during the one-year period preceding the date of this Agreement pursuant to the reporting requirements of the Exchange Act.

4.14 Listing. Except for the 15 day prior notice requirement of the transactions contemplated by this Agreement which has been waived by the Nasdaq National Market, the Company shall comply with all requirements of the NASD with respect to the issuance of the Shares, the Warrant and the Warrant Shares, and the listing of the Shares and Warrant Shares on the Nasdaq National Market.

4.15 No Manipulation of Stock. The Company has not taken and will not, in violation of applicable law, take, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares or the Warrant Shares.

4.16 Company not an “Investment Company”. The Company has been advised of the rules and requirements under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Company is not, and immediately after receipt of payment for the Shares and the Warrants and the Warrant Shares will not be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act and shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

4.17 Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any corrupt funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

4.18 Accountants. To the Company’s knowledge, Pricewaterhouse Coopers LLC, who the Company expects will consent to the incorporation by reference of its report dated March 8, 2004 with respect to the consolidated financial statements of the Company included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 into the Registration Statement (as defined below) and the prospectus which forms a part thereof, are and, during the periods covered by their reports, were independent accountants as required by the Securities Act and the rules and regulations promulgated thereunder.

4.19 Contracts. The contracts described in the Exchange Act Documents that are material to the Company are in full force and effect on the date hereof, and neither the Company nor, to the Company’s knowledge, any other party to such contracts is in breach of or default under any of such contracts which would have a Material Adverse Effect. The Company has filed with the SEC all contracts and agreements required to be filed by the Exchange Act.

4.20 Taxes. The Company has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, except where failure to so file or to so pay would not have a Material Adverse Effect and the Company has no knowledge of a tax deficiency which has been or might be asserted or threatened against it which would have a Material Adverse Effect.

4.21 Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares and the Warrants to be sold to the Investor hereunder will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been fully complied with. Upon the issuance of the Warrant Shares pursuant to the Warrant all stock transfer or other taxes (other than income taxes) which are required to be paid in connection therewith will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been fully complied with.

4.22 Private Offering. Assuming the correctness of the representations and warranties of the Investors set forth in Section 5 hereof, the offer and sale of Shares and the Warrants hereunder is and, upon exercise of the Warrants, the issuance of the Warrant Shares will be exempt from registration under the Securities Act. The Company has not distributed and will not distribute prior to the Closing Date any offering material in connection with this Offering and sale of the Shares and the Warrants other than the documents of which this Agreement is a part or the Exchange Act Documents. The Company has not in the past nor will it hereafter take any action independent of the placement agent to sell, offer for sale or solicit offers to buy any securities of the Company which would bring the offer, issuance or sale of the Shares and the Warrants as contemplated by this Agreement, or the issuance of the Warrant Shares pursuant to the Warrant, within the provisions of Section 5 of the Securities Act, unless such offer, issuance or sale was or shall be within the exemptions of Section 4 of the Securities Act. Neither the Company nor any person acting on behalf of the Company (other than Wells Fargo Securities, LLC) has offered or sold any of the Shares by any form of general solicitation or general advertising. The Company has offered the Shares for sale only to the Investors and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

4.23 Disclosure Controls and Procedures. The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date. The Company maintains a system of internal control over financial reporting (as such term is defined in the Exchange Act) sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company’s certifying officers are responsible for establishing and maintaining disclosure controls and procedures (as defined in the Exchange Act) for the Company and they have (a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under their supervision, to ensure that material information relating to the Company, including its Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the periods in which the Exchange Act Documents have been prepared; (b) evaluated the effectiveness of the Company’s disclosure controls and procedures and presented in the applicable Exchange Act Documents their conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the periods covered by such Exchange Act Documents based on such evaluation; and (c) since the last evaluation date referred to in (b) above, there have been no material changes in the Company’s internal control over financial reporting (as such term is defined in the Exchange Act) or, to the Company’s knowledge, in other factors that could significantly affect the Company’s internal control over financial reporting.

4.24 Transactions With Affiliates. Except as disclosed in the Exchange Act Documents, none of the current officers or directors of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer or director or, to the knowledge of the Company, any entity in which any officer or director has a substantial interest or is an officer, director, trustee or partner.

4.25 No Registration Rights. Except for the registration rights provided to certain of the Company’s stockholders pursuant to the Sixth Amended and Restated Shareholder Rights Agreement effective as of May 26, 2000 by and among the Company the parties listed therein (the “Rights Agreement’), no person has the right, which right has not been waived, to require the Company or any Subsidiary to register any securities for sale under the Securities Act by reason of the filing of the Registration Statement with the SEC or the issuance and sale of the Shares, Warrants or Warrant Shares. Notwithstanding the foregoing, within 10 days after the Closing Date the Company shall have obtained waivers of the right to require the Company to register their securities for sale under the Securities Act from the parties to the Rights Agreement.

5. Representations, Warranties and Covenants of the Investor.

5.1 The Investor severally, but not jointly with any other Investor, represents and warrants to, and covenants with, the Company that: (i) the Investor is an “accredited investor” as defined in Regulation D under the Securities Act and the Investor is also knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to investments in shares presenting an investment decision like that involved in the purchase of the Shares and the Warrant, including investments in securities issued by the Company and investments in comparable companies, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Shares and the Warrant; (ii) the Investor is acquiring the Warrant to purchase the number of Warrant Shares and the number of Shares, each as set forth in Section 3 of the Stock and Warrant Purchase Agreement, in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of such Shares, Warrant or Warrant Shares or entering into any arrangement or understanding with any other persons regarding the distribution of such Shares, Warrant or Warrant Shares; (iii) the Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares, Warrant or Warrant Shares except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder; (iv) the Investor has answered all questions on the Investor Questionnaire for use in preparation of the Registration Statement and the answers thereto are true, correct and complete as of the date hereof and, unless otherwise disclosed to the Company in writing prior to the Closing Date, will be true, correct and complete as of the Closing Date; (v) the Investor will notify the Company immediately of any change in any of such information which is required to be disclosed in the Registration Statement until such time as the Investor has sold all of its Shares and Warrant Shares or until the Company is no longer required to keep the Registration Statement effective; and (vi) the Investor has, in connection with its decision to purchase the number of Shares and the Warrant to purchase the number of Warrant Shares, each as set forth in Section 3 of the Stock and Warrant Purchase Agreement, relied only upon the Exchange Act Documents and the representations and warranties of the Company contained herein. The Investor understands that its acquisition of the Shares and the Warrant has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of the Investor’s investment intent as expressed herein. Subject to compliance with the Securities Act, applicable securities laws and the respective rules and regulations promulgated thereunder, nothing contained herein shall be deemed a representation or warranty by such Investor to hold the Shares, Warrant or Warrant Shares for any period of time. The Investor has completed or caused to be completed and delivered to the Company the Investor Questionnaire, which questionnaire is true, correct and complete in all material respects.

5.2 The Investor severally, but not jointly with any other Investor, acknowledges, represents and agrees that no action has been or will be taken in any jurisdiction outside the United States by the Company that would permit an offering of the Shares, Warrant or Warrant Shares or possession or distribution of offering materials in connection with the issue of the Shares, Warrant or Warrant Shares in any jurisdiction outside the United States where legal action by the Company for that purpose is required. Each Investor outside the United States will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Shares, the Warrant or Warrant Shares or has in its possession or distributes any offering material, in all cases at its own expense.

5.3 The Investor hereby covenants with the Company not to make any sale of the Shares, Warrant or Warrant Shares without complying with the provisions of this Agreement and without causing the prospectus delivery requirement under the Securities Act to be satisfied (whether by delivery of the Prospectus or pursuant to and in compliance with an exemption from such requirement), and the Investor acknowledges that the certificates evidencing the Shares and Warrant Shares will be imprinted with a legend that prohibits their transfer except in accordance therewith. The Investor acknowledges that there may occasionally be times when the Company determines that it must suspend the use of the Prospectus forming a part of the Registration Statement, as set forth in Section 7.2(c).

5.4 The Investor further represents and warrants to, and covenants with, the Company that (i) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Investors herein may be legally unenforceable.

5.5 Between the time the Investor learned about the Offering and the Expiration Date, the Investor has not engaged in any transaction (including short sales or similar transactions) with respect to the Common Stock, nor has the Investor, directly or indirectly, caused any person to engage in any transaction (including short sales or similar transactions) with respect to the Common Stock. The Investor will not use any of the Shares or the Warrant acquired pursuant to this Agreement, or the Warrant Shares acquired pursuant to the Warrant, to cover any short position in the Common Stock of the Company if doing so would be in violation of applicable securities laws.

5.6 The Investor understands that nothing in the Exchange Act Documents, this Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Shares and the Warrant constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares and the Warrant.

5.7 The Company acknowledges and agrees that Investor does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Sections 5 and 16(a) of this Agreement, or in the Investor Questionnaire.

6. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investor herein shall survive the execution of this Agreement, the delivery to the Investor of the Shares and the Warrant being purchased and the payment therefor.

7. Registration of the Shares; Compliance with the Securities Act; Participation Rights.

7.1 Registration Procedures and Other Matters. The Company shall:

(a) subject to receipt of necessary information from the Investors, as set forth in the Selling Stockholder Notice and Questionnaire attached as Exhibit C hereto, after prompt request from the Company to the Investors to provide such information, prepare and file with the SEC, within 10 days after the Closing Date (or, if such tenth day is a Saturday, Sunday or holiday, then by the next succeeding business day), a registration statement on Form S-3 (the “Registration Statement”) to enable the resale of the Shares and the Warrant Shares (or such additional shares of Common Stock as may be issuable to the Investor pursuant to Rule 416 of the Securities Act) by the Investors from time to time through the automated quotation system of the Nasdaq National Market or in privately-negotiated transactions;

(b) subject to receipt of necessary information from the Investors, including the Selling Stockholder Notice and Questionnaire attached as Exhibit C hereto, after prompt request from the Company to the Investors to provide such information, (i) use its best efforts to cause the Registration Statement to become effective within 45 days after the Registration Statement is filed by the Company, such efforts to include, without limiting the generality of the foregoing, preparing and filing with the SEC in such 45-day period any financial statements that are required to be filed prior to the effectiveness of such Registration Statement, and (ii) (A) request that the Registration Statement becomes effective as of 5:00 p.m.(EST) on such date as the Company requests effectiveness of the Registration Statement and (B) electronically deliver to the Investor a final copy of the Prospectus (as defined below) prior to the commencement of trading at the Nasdaq National Market on the business day immediately after the date on which the Registration Statement becomes effective;

(c) use its best efforts to prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection therewith (the “Prospectus”) as may be necessary to keep the Registration Statement current, effective and free from any material misstatement or omission to state a material fact for a period not exceeding, with respect to each Investor’s Shares purchased hereunder and Warrant Shares purchased under the Warrant, the earlier of (i) two years after the Closing Date, (ii) the date on which the Investor may sell all Shares and Warrant Shares then held by the Investor without restriction by the volume limitations of Rule 144(e) of the Securities Act, or (iii) such time as all Shares purchased by such Investor in this Offering and Warrant Shares issuable pursuant to the Warrant have been sold pursuant to a registration statement;

(d) furnish to the Investor with respect to the Shares and Warrant Shares registered under the Registration Statement such number of copies of the Registration Statement, Prospectuses and Preliminary Prospectuses in conformity with the requirements of the Securities Act and such other documents as the Investor may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares or Warrant Shares by the Investor;

(e) file documents required of the Company for normal blue sky clearance in states specified in writing by the Investor and use its best efforts to maintain such blue sky qualifications during the period the Company is required to maintain the effectiveness of the Registration Statement pursuant to Section 7.1(c); provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

(f) bear all expenses in connection with the procedures in paragraph (a) through (e), (h) and the last paragraph of this Section 7.1 (other than underwriting discounts or commissions, brokers’ fees and similar selling expenses, and any other fees or expenses incurred by the Investor, including attorneys’ fees) and the registration of the Shares and Warrant Shares pursuant to the Registration Statement;

(g) advise the Investor, promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose; and it will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued; and

(h) provide a “Plan of Distribution” section of the Registration Statement that is acceptable to all Investors and which, at a minimum, states that the selling stockholders may transfer the shares of common stock in various circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of the Prospectus.

Notwithstanding anything to the contrary herein, the Registration Statement shall cover only the Shares and the Warrant Shares. In no event at any time before the Registration Statement becomes effective with respect to the Shares and the Warrant Shares shall the Company publicly announce or file any other registration statement, other than registrations on Form S-8, without the prior written consent of a majority in interest of the Investors. The Investor acknowledges and agrees that the Company shall not be regarded to have breached its “best efforts” obligation under Section 7.1(b) if, owing to a review of the Registration Statement by the SEC staff, the Registration Statement does not become effective within 45 days after the Registration Statement is filed with the SEC, provided that following receipt of notice of such review, the Company shall have used its best efforts to cause the Registration Statement to become effective at the earliest practicable date.

The Company understands that the Investor disclaims being an underwriter, but if the SEC deems the Investor to be an underwriter, the Company shall not be relieved of any obligations it has hereunder; provided, however that if the Company receives notification from the SEC that the Investor is deemed an underwriter, then the period by which the Company is obligated to submit an acceleration request to the SEC shall be extended to the earlier of (i) the 90th day after such SEC notification, or (ii) 120 days after the initial filing of the Registration Statement with the SEC.

Within five business days of the effectiveness date of the Registration Statement, the Company shall cause its counsel to issue a blanket opinion to the transfer agent stating that the shares are subject to an effective registration statement and can be reissued free of restrictive legend upon notice of a sale by an Investor and confirmation by such Investor that it has complied with the prospectus delivery requirements, provided that the Company has not advised the transfer agent orally or in writing that the opinion has been withdrawn.

7.2 Transfer of Shares and Warrant Shares After Registration; Suspension.

(a) The Investor agrees that it will not effect any disposition of the Shares or the Warrant Shares or its right to purchase the Shares or the Warrant Shares that would constitute a sale within the meaning of the Securities Act except as contemplated in the Registration Statement referred to in Section 7.1 and as described below or as otherwise permitted by law, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Investor or its plan of distribution.

(b) Except in the event that paragraph (c) below applies, the Company shall (i) if deemed necessary by the Company, prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Shares and Warrant Shares being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide the Investor copies of any documents filed pursuant to Section 7.2(b)(i) as the Investor may reasonably request; and (iii) inform each Investor that the Company has complied with its obligations in Section 7.2(b)(i) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify the Investor to that effect, will use its best efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Investor pursuant to Section 7.2(b)(i) hereof when the amendment has become effective).

(c) Subject to paragraph (d) below, in the event (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related Prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares or the Warrant Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (iv) of any event or circumstance which, upon the advice of its counsel, necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; then the Company shall deliver a certificate in writing to the Investor (the “Suspension Notice”) to the effect of the foregoing and, upon receipt of such Suspension Notice, the Investor will refrain from selling any Shares and Warrant Shares pursuant to the Registration Statement (a “Suspension”) until the Investor’s receipt of copies of a supplemented or amended Prospectus prepared and filed by the Company, or until it is advised in writing by the Company that the current Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus. In the event of any Suspension, the Company will use its best efforts to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable but in no event later than the 20th business day after the delivery of a Suspension Notice to the Investor. In addition to and without limiting any other remedies (including, without limitation, at law or at equity) available to the Investor, the Investor shall be entitled to specific performance in the event that the Company fails to comply with the provisions of this Section 7.2(c).

(d) Notwithstanding the foregoing paragraphs of this Section 7.2, the Company shall be limited to effecting Suspensions on more than two occasions of not more than 30 days each in any twelve month period, unless, in the good faith judgment of the Company’s Board of Directors, upon the written opinion of counsel of the Company, the sale of Shares and Warrant Shares under the Registration Statement in reliance on this paragraph 7.2(d) would be reasonably likely to cause a violation of the Securities Act or the Exchange Act and result in liability to the Company.

(e) Provided that a Suspension is not then in effect, the Investor may sell Shares and Warrant Shares under the Registration Statement, provided that it arranges for delivery of a current Prospectus to the transferee of such Shares or Warrant Shares. Upon receipt of a reasonable request therefor, the Company has agreed to provide an adequate number of current Prospectuses to the Investor and to supply copies to any other parties reasonably requiring such Prospectuses.

(f) In the event (i) of the initial sale of Shares or Warrant Shares by the Investor pursuant to the Registration Statement provided the Investor makes the representations and warranties set forth in Appendix I to the Certificate of Subsequent Sale substantially in the form attached hereto as Exhibit A (the “Certificate of Subsequent Sale”) by delivering such Appendix I to the Company, or (ii) upon each sale of Shares or Warrant Shares by the Investor if the Investor has not made the representations and warranties set forth in Appendix I to the Certificate of Subsequent Sale or the representations and warranties previously provided by the Investor are no longer accurate, the Investor must also deliver to the Company’s transfer agent, with a copy to the Company, a Certificate of Subsequent Sale, so that the Shares and Warrant Shares may be properly transferred.

7.3 Indemnification. For the purpose of this Section 7.3:

(i) the term “Selling Stockholder” means the Investor and any affiliate of such Investor;

(ii) the term “Registration Statement” shall include the Prospectus in the form first filed with the SEC pursuant to Rule 424(b) of the Securities Act or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required, and any exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 7.1; and

(iii) the term “untrue statement” shall include any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(a) The Company agrees to indemnify and hold harmless each Selling Stockholder from and against any losses, claims, damages or liabilities to which such Selling Stockholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) any breach of the representations or warranties of the Company contained herein or failure to comply with the covenants and agreements of the Company contained herein, (ii) any untrue statement of a material fact contained in the Registration Statement as amended at the time of effectiveness or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any failure by the Company to fulfill any undertaking included in the Registration Statement as amended at the time of effectiveness, and the Company will reimburse such Selling Stockholder for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim, or preparing to defend any such action, proceeding or claim, provided, however, that the Company shall not be liable to a Selling Stockholder in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in such Registration Statement or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Stockholder specifically for use in preparation of the Registration Statement, as amended or supplemented from time to time (including, without limitation, information set forth in the Investor Questionnaire) or the failure of such Selling Stockholder to comply with its covenants and agreements contained in Section 7.2 hereof respecting sale of the Shares or Warrant Shares or any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Selling Stockholder prior to the pertinent sale or sales by the Selling Stockholder. The Company shall reimburse each Selling Stockholder for the indemnifiable amounts provided for herein on demand as such expenses are incurred.

(b) The Investor agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, (i) any failure by Investor to comply with the covenants and agreements contained in Section 7.2 hereof respecting sale of the Shares and Warrant Shares, or (ii) any untrue statement of a material fact contained in the Registration Statement or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading if such untrue statement or omission was made in reliance upon and in conformity with written information furnished by or on behalf of the Investor specifically for use in preparation of the Registration Statement as amended or supplemented from time to time (including, without limitation, information set forth in the Investor Questionnaire), and the Investor will reimburse the Company (or such officer, director or controlling person), as the case may be, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim. The Investor shall reimburse the Company or such officer, director or controlling person, as the case may be, for the indemnifiable amounts provided for herein on demand as such expenses are incurred. Notwithstanding the foregoing, the Investor’s aggregate obligation to indemnify the Company and such officers, directors and controlling persons shall be limited to the net amount received by the Investor from the sale of the Shares and Warrant Shares.

(c) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 7.3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying person will not relieve it from any liability which it may have to any indemnified person under this Section 7.3 (except to the extent that such omission materially and adversely affects the indemnifying person’s ability to defend such action) or from any liability otherwise than under this Section 7.3. Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified person promptly after receiving the aforesaid notice from such indemnified person, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof, provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld or delayed. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

(d) If the indemnification provided for in this Section 7.3 is unavailable to or insufficient to hold harmless an indemnified person under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying person shall contribute to the amount paid or payable by such indemnified person as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Investor, as well as any other Selling Stockholders under such Registration Statement on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or an Investor or other Selling Stockholder on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Company and the Investor agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Investor and other Selling Stockholders were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified person as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Investor shall not be required to contribute any amount in excess of the amount by which the net amount received by the Investor from the sale of the Shares and Warrant Shares to which such loss relates exceeds the amount of any damages which such Investor has otherwise been required to pay by reason of such untrue statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Investor’s obligations in this subsection to contribute shall be in proportion to its Investor sale of Shares and Warrant Shares to which such loss relates and shall not be joint with any other Selling Stockholders.

(e) The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 7.3, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 7.3 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement as required by the Securities Act and the Exchange Act. The parties are advised that federal or state public policy as interpreted by the courts in certain jurisdictions may be contrary to certain of the provisions of this Section 7.3, and the parties hereto hereby expressly waive and relinquish any right or ability to assert such public policy as a defense to a claim under this Section 7.3 and further agree not to attempt to assert any such defense.

7.4 Termination of Conditions and Obligations. The conditions precedent imposed by Section 5 or this Section 7 upon the transferability of the Shares and Warrant Shares shall cease and terminate as to any particular number of the Shares or Warrant Shares when such shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such shares or at such time as an opinion of counsel reasonably satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

7.5 Information Available. So long as the Registration Statement is effective covering the resale of Shares and Warrant Shares owned by the Investor, the Company will furnish to the Investor:

(a) as soon as practicable after it is available, one copy of (i) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants), (ii) its Annual Report on Form 10-K and (iii) its Quarterly Reports on Form 10-Q (the foregoing, in each case, excluding exhibits);

(b) upon the request of the Investor, all exhibits excluded by the parenthetical to subparagraph (a) of this Section 7.5 as filed with the SEC and all other information that is made available to shareholders; and

(c) upon the reasonable request of the Investor, an adequate number of copies of the Prospectuses to supply to any other party requiring such Prospectuses; and upon the reasonable request of the Investor, the President or the Principal Financial Officer of the Company (or an appropriate designee thereof) will meet with the Investor or a representative thereof at the Company’s headquarters to discuss all information relevant for disclosure in the Registration Statement covering the Shares and Warrant Shares and will otherwise cooperate with any Investor conducting an investigation for the purpose of reducing or eliminating such Investor’s exposure to liability under the Securities Act, including the reasonable production of information at the Company’s headquarters; provided, that the Company shall not be required to disclose any confidential information to or meet at its headquarters with any Investor until and unless the Investor shall have entered into a confidentiality agreement in form and substance reasonably satisfactory to the Company with the Company with respect thereto.

7.6 Legend; Restrictions on Transfer. The certificate or certificates for the Shares and Warrant Shares (and any securities issued in respect of or exchange for the Shares or Warrant Shares) shall be subject to a legend or legends restricting transfer under the Securities Act and referring to restrictions on transfer herein, such legend to be substantially as follows:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER OR HYPOTHECATION IS IN COMPLIANCE THEREWITH; PROVIDED THAT SUCH OPINION OF COUNSEL SHALL NOT BE REQUIRED IN CONNECTION WITH A PLEDGE OF THESE SECURITIES PURSUANT TO A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY SUCH SECURITIES, IN EACH CASE, IN COMPLIANCE WITH THE ACT.

7.7 Default Fees. The Company hereby agrees to pay a fee (“Default Fee”) to the Investor under the following circumstances: (a) if the Registration Statement is not filed by the Company on or prior to 30 days after the Closing Date in accordance with Section 7.1(a) (such an event, a “Filing Default”); (b) if the Registration Statement is not declared effective by the SEC on or prior to 60 days after the Closing Date in the event the SEC does not undertake a review of the Registration Statement, or 90 days after the Closing Date in the event of an SEC review (either such event, an “Effectiveness Default”); (c) if the Registration Statement (after its effectiveness date) ceases to be effective and available to the Investor for any continuous period that exceeds 30 days or for one or more period that exceeds in the aggregate 60 days in any 12-month period (such an event, a “Suspension Default”); or (d) if the Company has not obtained the waivers of certain registration rights required by Section 4.25 hereof within 30 days of the Closing Date (such an event, a “Waiver Default” and together with a Filing Default, an Effectiveness Default and a Suspension Default, a “Registration Default”). In the event of a Registration Default, the Company shall pay the Default Fee to the Investor, for each 30-day period of a Registration Default, an amount in cash equal to 1% of the aggregate purchase price paid by the Investor for the Shares pursuant to this Agreement; provided that in no event shall the aggregate amount of cash to be paid as Default Fees pursuant to this Section 7.7 exceed 9% of the aggregate purchase price paid by the Investor for the Shares. For avoidance of doubt, the Default Fee shall not be based on any amounts paid by the Investor to purchase the Warrant or the Warrant Shares. The Company shall pay the Default Fee as follows: (i) in connection with a Filing Default, on the 31st day after the Closing Date, and each 30th day thereafter until the Registration Statement is filed with the SEC; (ii) in connection with an Effectiveness Default, on the 61st day after the Closing Date in the event the SEC does not undertake a review of the Registration Statement, or on the 91st day after the Closing Date in the event of an SEC review, and, in either case, each 30th day thereafter until the Registration Statement is declared effective by the SEC; (iii) in connection with a Suspension Default, on either (x) the 31st consecutive day of any Suspension or (y) the 61st day (in the aggregate) of any Suspensions in any 12-month period, and each 30th day thereafter until the Suspension is terminated in accordance with Section 7.2; or (iv) in connection with a Waiver Default, on the 31st day after the Closing Date, and each 30th day thereafter until the waivers required by Section 4.25 hereof are obtained. Notwithstanding the foregoing, all periods shall be tolled in the event of any delays directly caused by the action or inaction of an Investor to return a completed Selling Stockholder Notice and Questionnaire in substantially the form of Exhibit C attached hereto, and the Company shall have no liability to any Investor in respect of any such delay. The Default Fees payable herein shall apply on a pro rata basis for any portion of a 30-day period of a Registration Default. Notwithstanding the foregoing, the Investor shall be entitled to specific performance and any other remedies at law or in equity in the event the Company fails to comply with the provisions of Section 7.1 or 7.2.

8. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within the United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if delivered from outside the United States, by International Federal Express (or other recognized international express courier) or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express (or other recognized international express courier), two business days after so mailed, (iv) if delivered by facsimile, upon electronic confirmation of receipt and shall be delivered as addressed as follows:

(a)	if to the Company, to:

RITA Medical Systems, Inc.

967 N. Shoreline Blvd.

Mountain View, CA 94043

Attn: Chief Financial Officer

Fax: (650) 967-1961

(b)	with a copy to:

Heller Ehrman White & McAuliffe LLP

2775 Sand Hill Road

Menlo Park, CA 94025

Attn: Mark B. Weeks, Esq.

Fax: (650) 233-8386

(c)	if to the Investor, at its address on the signature page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

9. Changes. This Agreement may be modified, amended or waived only pursuant to a written instrument signed by the Company and (a) Investors holding a majority of the Shares issued and sold in the Offering, provided that such modification, amendment or waiver is made with respect to all Agreements and does not adversely affect the Investor without adversely affecting all Investors in a similar manner; or (b) the Investor.

10. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

11. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

12. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without giving effect to the principles of conflicts of law.

13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

14. Entire Agreement. This Agreement and the Warrants constitute the entire agreement between the parties hereto and supersedes any prior understandings or agreements concerning the purchase and sale of the Shares and the Warrants and the resale registration of the Shares and Warrant Shares.

15. Rule 144. The Company covenants that it will timely file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Investor holding Shares purchased hereunder or Warrant Shares purchased under the Warrants made after the first anniversary of the Closing Date, make publicly available such information as necessary to permit sales pursuant to Rule 144 under the Securities Act), and it will take such further action as any such Investor may reasonably request, all to the extent required from time to time to enable such Investor to sell such Shares and Warrant Shares without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of the Investor, the Company will deliver to such holder a written statement as to whether it has complied with such information and requirements.

16. Confidential Information.

(a) The Investor represents to the Company that, at all times during the Company’s offering of the Shares and the Warrants, the Investor has maintained in confidence all non-public information regarding the Company received by the Investor from the Company or its agents, and covenants that it will continue to maintain in confidence such information until such information (a) becomes generally publicly available other than through a violation of this provision by the Investor or its agents or (b) is required to be disclosed in legal proceedings (such as by deposition, interrogatory, request for documents, subpoena, civil investigation demand, filing with any governmental authority or similar process), provided, however, that before making any use or disclosure in reliance on this subparagraph (b) the Investor shall give the Company at least fifteen (15) days prior written notice (or such shorter period as required by law) specifying the circumstances giving rise thereto and will furnish only that portion of the non-public information which is legally required and will exercise its best efforts to obtain reliable assurance that confidential treatment will be accorded any non-public information so furnished.

(b) The Company shall on the Closing Date issue a press release, and within one business day following the Closing Date, file with the SEC a Form 8-K (which shall include as exhibits this Agreement and the form of the Warrant), in each case, disclosing the material terms of the transactions contemplated hereby (including at least the number of Shares and Warrants sold and proceeds therefrom). The press release and the Form 8-K shall be provided to counsel to the Investor for review and approval with a reasonable amount of time to complete such review and approval, provided, however, that such Investor’s review will not prevent the Company from meeting its filing deadlines as set forth in the preceding sentence. The Company shall not publicly disclose the name of the Investor, or include the name of the Investor in any filing with the SEC or any regulatory agency or the Nasdaq (other than the filing of the Agreements with the SEC pursuant to the Exchange Act), without the prior written consent of the Investor, except to the extent such disclosure is required by law or Nasdaq regulations.

17. No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

RITA Medical Systems, Inc.

INVESTOR QUESTIONNAIRE

(ALL INFORMATION WILL BE TREATED CONFIDENTIALLY)

To:	RITA Medical Systems, Inc.

967 N. Shoreline Blvd.

Mountain View, CA 94043

This Investor Questionnaire (“Questionnaire”) must be completed by each potential investor in connection with the offer and sale of the shares of the common stock, par value $0.001 per share (the “Common Stock”), of RITA Medical Systems, Inc., together with warrants to purchase shares of Common Stock (collectively, the “Securities”). The Securities are being offered and sold by RITA Medical Systems, Inc. (the “Corporation”) without registration under the Securities Act of 1933, as amended (the “Act”), and the securities laws of certain states, in reliance on the exemptions contained in Section 4(2) of the Act and on Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. The Corporation must determine that a potential investor meets certain suitability requirements before offering or selling Securities to such investor. The purpose of this Questionnaire is to assure the Corporation that each investor will meet the applicable suitability requirements. The information supplied by you will be used in determining whether you meet such criteria, and reliance upon the private offering exemption from registration is based in part on the information herein supplied.

This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security. Your answers will be kept strictly confidential. However, by signing this Questionnaire you will be authorizing the Corporation to provide a completed copy of this Questionnaire to such parties as the Corporation deems appropriate in order to ensure that the offer and sale of the Securities will not result in a violation of the Act or the securities laws of any state and that you otherwise satisfy the suitability standards applicable to purchasers of the Securities. All potential investors must answer all applicable questions and complete, date and sign this Questionnaire. Please print or type your responses and attach additional sheets of paper if necessary to complete your answers to any item.

A. BACKGROUND INFORMATION

Name:______________________________________________________________________________________________________________________________

Business Address:

(Number and Street)

(City)	(State)	(Zip Code)

Telephone Number: (            )

Residence Address:

(Number and Street)

(City)	(State)	(Zip Code)

Telephone Number: (            )

If an individual:

Age:	Citizenship:	Where registered to vote:

If a corporation, partnership, limited liability company, trust or other entity:

Type of entity:
State of formation:	Date of formation:

Social Security or Taxpayer Identification No.

Send all correspondence to (check one):	Residence Address	Business Address

Current ownership of securities of the Corporation:

             shares of common stock, par value $0.001 per share (the “Common Stock”)

options to purchase              shares of Common Stock

B.	STATUS AS ACCREDITED INVESTOR

The undersigned is an “accredited investor” as such term is defined in Regulation D under the Act, as at the time of the sale of the Securities the undersigned falls within one or more of the following categories (Please initial one or more, as applicable):1

             (1) a bank as defined in Section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Act; an investment company registered under the Investment Corporation Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a Small Business Investment Corporation licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with the investment decisions made solely by persons that are accredited investors;

             (2) a private business development company as defined in Section 202(a)(22) of the Investment Adviser Act of 1940;

             (3) an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities offered, with total assets in excess of $5,000,000;

             (4) a natural person whose individual net worth1, or joint net worth1 with that person’s spouse, at the time of such person’s purchase of the Securities exceeds $1,000,000;

             (5) a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

             (6) a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; and

             (7) an entity in which all of the equity owners are accredited investors (as defined above).

C.	REPRESENTATIONS

The undersigned hereby represents and warrants to the Corporation as follows:

1.	Any purchase of the Securities would be solely for the account of the undersigned and not for the account of any other person or with a view to any resale, fractionalization, division, or distribution thereof.

[1]	As used in this Questionnaire, the term “net worth” means the excess of total assets over total liabilities. In computing net worth for the purpose of subsection (4), the principal residence of the investor must be valued at cost, including cost of improvements, or at recently appraised value by an institutional lender making a secured loan, net of encumbrances. In determining income, the investor should add to the investor’s adjusted gross income any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depiction, contributions to an IRA or KEOGH retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

2.	The information contained herein is complete and accurate and may be relied upon by the Corporation, and the undersigned will notify the Corporation immediately of any material change in any of such information occurring prior to the closing, if any, with respect to the purchase of Securities by the undersigned or any co-purchaser.

3.	There are no suits, pending litigation, or claims against the undersigned that could materially affect the net worth of the undersigned as reported in this Questionnaire.

4.	The undersigned acknowledges that there may occasionally be times when the Corporation determines that it must suspend the use of the Prospectus forming a part of the Registration Statement (as such terms are defined in the Stock and Warrant Purchase Agreement to which this Questionnaire is attached), as set forth in Section 7.2(c) of the Stock and Warrant Purchase Agreement. The undersigned is aware that, in such event, the Securities will not be subject to ready liquidation, and that any Securities purchased by the undersigned would have to be held during such suspension. The overall commitment of the undersigned to investments which are not readily marketable is not excessive in view of the undersigned’s net worth and financial circumstances, and any purchase of the Securities will not cause such commitment to become excessive. The undersigned is able to bear the economic risk of an investment in the Securities.

5.	The undersigned has carefully considered the potential risks relating to the Corporation and a purchase of the Securities, and fully understands that the Securities are speculative investments which involve a high degree of risk of loss of the undersigned’s entire investment. Among others, the undersigned has carefully considered each of the risks identified in the Exchange Act Documents.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire this              day of November, 2004, and declares under oath that it is truthful and correct.

Print Name

By:
Signature

Title:
(required for any purchaser that is a corporation, partnership, trust or other entity)

[Company Letterhead]

            , 200

Re:	RITA Medical Systems, Inc.; Registration Statement on Form S-3

Dear Selling Stockholder:

Enclosed please find five (5) copies of a prospectus dated                     ,              (the “Prospectus”) for your use in reselling your shares of common stock, $0.001 par value (the “Shares”), of RITA Medical Systems, Inc. (the “Company”), under the Company’s Registration Statement on Form S-3 (Registration No. 333-             ) (the “Registration Statement”), which has been declared effective by the Securities and Exchange Commission. As a selling shareholder under the Registration Statement, you have an obligation to deliver a copy of the Prospectus to each purchaser of your Shares, either directly or through the broker-dealer who executes the sale of your Shares.

The Company is obligated to notify you in the event that it suspends trading under the Registration Statement in accordance with the terms of the Stock and Warrant Purchase Agreement between the Company and you. During the period that the Registration Statement remains effective and trading thereunder has not been suspended, you will be permitted to sell your Shares which are included in the Prospectus under the Registration Statement. Upon a sale of any Shares under the Registration Statement, you or your broker will be required to deliver to the Transfer Agent, U. S. Stock Transfer Corporation (1) your restricted stock certificate(s) representing the Shares, and (2) instructions for transfer of the Shares sold, and deliver to U.S. Stock Transfer Corporation and the Company a representation letter from your broker, or from you if you are selling in a privately negotiated transaction, or from such other appropriate party, in the form of Exhibit A attached hereto (the “Representation Letter”). The Representation Letter confirms that the Shares have been sold pursuant to the Registration Statement and in a manner described under the caption “Plan of Distribution” in the Prospectus and that such sale was made in accordance with all applicable securities laws, including the prospectus delivery requirements.

Please note that you are under no obligation to sell your Shares during the registration period. However, if you do decide to sell, you must comply with the requirements described in this letter or otherwise applicable to such sale. Your failure to do so may result in liability under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Please remember that all sales of your Shares must be carried out in the manner set forth under the caption “Plan of Distribution” in the Prospectus if you sell under the Registration Statement. The Company may require an opinion of counsel reasonably satisfactory to the Company if you choose another method of sale. You should consult with your own legal advisor(s) on an ongoing basis to ensure your compliance with the relevant securities laws and regulations.

In order to maintain the accuracy of the Prospectus, you must notify the undersigned upon the sale, gift, or other transfer of any Shares by you, including the number of Shares being transferred, and in the event of any other change in the information regarding you which is contained in the Prospectus. For example, you must notify the undersigned if you enter into any arrangement with a broker-dealer for the sale of shares through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker-dealer. Depending on the circumstances, such transactions may require the filing of a supplement to the Prospectus in order to update the information set forth under the caption “Plan of Distribution” in the Prospectus.

Should you need any additional copies of the Prospectus, or if you have any questions concerning the foregoing, please write to me at RITA Medical Systems, Inc., 967 N. Shoreline Blvd., Mountain View, CA 94043. Thank you.

Sincerely,

Chief Financial Officer

Exhibit A

CERTIFICATE OF SUBSEQUENT SALE

U.S. Stock Transfer Corporation

1745 Gardena Ave.

Glendale, CA 91204-2991

RE:	Sale of Shares of Common Stock of RITA Medical Systems, Inc. (the “Company”) pursuant to the Company’s Prospectus dated , (the “Prospectus”)

Dear Sir/Madam:

The undersigned hereby certifies, in connection with the sale of shares of Common Stock of the Company included in the table of Selling Stockholders in the Prospectus, that the undersigned has sold the shares pursuant to the Prospectus and in a manner described under the caption “Plan of Distribution” in the Prospectus and that such sale complies with all securities laws applicable to the undersigned, including, without limitation, the Prospectus delivery requirements of the Securities Act of 1933, as amended.

Selling Stockholder (the beneficial owner): __________________________________________

Record Holder (e.g., if held in name of nominee): ______________________________________

Restricted Stock Certificate No.(s): ________________________________________________

Number of Shares Sold: ________________________________________________________

Date of Sale: ________________________________________________________________

In the event that you receive a stock certificate(s) representing more shares of Common Stock than have been sold by the undersigned, then you should return to the undersigned a newly issued certificate for such excess shares in the name of the Record Holder and BEARING A RESTRICTIVE LEGEND. Further, you should place a stop transfer on your records with regard to such certificate. Notwithstanding the foregoing, in the event that the undersigned executes and delivers to you and to the Company the certification set forth on Appendix I, upon instructions from the Company, you should return to the undersigned a newly issued certificate for such excess shares of Common Stock in the name of the Record Holder without any restrictive legend. In addition, no subsequent certification will be required to be delivered to you by the undersigned provided that the representations and warranties set forth on Appendix I have been delivered to you and continue to be accurate.

Very truly yours,

Dated:		By:

Print Name:

Title:
cc:	RITA Medical Systems, Inc.
967 N. Shoreline Blvd.
Mountain View, CA 94043
Attn: Chief Financial Officer

Appendix I

In connection with any excess shares to be returned to the Selling Stockholder upon a sale of shares of Common Stock of RITA Medical Systems, Inc. (the “Company “) included in the table of Selling Stockholders in the Prospectus, the undersigned hereby certifies to the Company and U.S. Stock Transfer Corporation, that:

1.	In connection with the sale by the undersigned stockholder of any of the shares of Common Stock, the undersigned stockholder will deliver a copy of the Prospectus included in the Registration Statement to the purchaser directly or through the undersigned stockholder’s broker-dealer in compliance with the requirements of the Securities Act of 1933 and the Securities Exchange Act of 1934.

2.	Any such sale will be made only in the manner described under “Plan of Distribution” in the Prospectus.

3.	The undersigned stockholder will only sell the shares of Common Stock while the Registration Statement is effective, unless another exemption from registration is available.

4.	The Company and its attorneys may rely on this letter to the same extent as if it were addressed to them.

5.	The undersigned stockholder agrees to notify you immediately of any development or occurrence which to his, her or its knowledge would render any of the foregoing representations and agreements inaccurate.

All terms not defined herein are as defined in the Stock and Warrant Purchase Agreement, among the undersigned and the Company, dated November     , 2004.

Very truly yours,

Dated:	By:
Print Name:
Title:

Exhibit B

WARRANT

Exhibit C

SELLING STOCKHOLDER NOTICE AND QUESTIONNAIRE

Name of Selling Stockholder (please print)

RITA MEDICAL SYSTEMS, INC.

QUESTIONNAIRE FOR SELLING STOCKHOLDERS

IMPORTANT: IMMEDIATE ATTENTION REQUIRED

This Questionnaire is being furnished to all persons or entities (the “Investors”) electing to include shares of Common Stock (“RITA Common Stock”) of RITA Medical Systems, Inc. (“RITA”) held by them or issuable in connection with a warrant. This Questionnaire relates to certain information required to be disclosed in the Registration Statement on Form S-3 (the “Form S-3”) being prepared by RITA for filing with the United States Securities and Exchange Commission (the “SEC”) by each of the Investors who wishes to sell RITA Common Stock pursuant to the Form S-3. We must receive a completed Questionnaire from each stockholder in order to include such stockholder’s shares of RITA Common Stock for registration on the Form S-3.

The furnishing of accurate and complete responses to the questions posed in this Questionnaire is an extremely important part of the registration process. The inclusion of inaccurate or incomplete disclosures in the Form S-3 can result in potential liabilities, both civil and criminal, to RITA and to the individuals who furnish the information.

PLEASE GIVE A RESPONSE TO EVERY QUESTION, indicating “None” or “Not Applicable” where appropriate. Please complete, sign, and return one copy of this Questionnaire by facsimile and overnight courier as soon as possible.

Heller Ehrman White & McAuliffe LLP

2775 Sand Hill Road

Menlo Park, CA 94025

Attn: K. Amar Murugan

Facsimile Number: (650) 324-6054

Unless stated otherwise, answers should be given as of the date you complete this Questionnaire. However, it is your responsibility to inform us of any changes that may occur to your situation. If there is any situation about which you have any doubt, or if you are uncertain as to the meaning of any terms used in this Questionnaire, please contact K. Amar Murugan at (650) 854-4488.

PART I - STOCK OWNERSHIP

Item 1. Beneficial Ownership.

a. Deemed Beneficial Ownership. Please state the amount of securities of the Company you own on the date you complete this Questionnaire. (If none, please so state in each case.)

Amount Beneficially Owned[1]	Number of Shares of Common Stock Owned
Total Shares:	____________________

Of such shares:
Shares as to which you have sole voting power:	____________________

Shares as to which you have shared voting power:	____________________

Shares as to which you have sole investment power:	____________________

Shares as to which you have shared investment power:	____________________

Please state the number of shares owned by family members, trusts and other organizations with which you have a relationship, and any other shares of which you may be deemed to be the “beneficial owner”1:

Total Shares:	____________________

Of such shares:
Shares as to which you have sole voting power:	____________________

Shares as to which you have shared voting power:	____________________

Shares as to which you have sole investment power:	____________________

Shares as to which you have shared investment power:	____________________

Shares which you will have a right to acquire before [ ], through the exercise of options, warrants or otherwise:	____________________

Do you have any present plans to exercise options or otherwise acquire, dispose of or to transfer shares of Common Stock of the Company between the date you complete this Questionnaire and the date which is 60 days after the date in which the Registration Statement is filed.

Answer:

If so, please describe.

b. Pledged Securities. If any of such securities have been pledged or otherwise deposited as collateral or are the subject matter of any voting trust or other similar agreement or of any contract providing for the sale or other disposition of such securities, please give the details thereof.

Answer:

c. Disclaimer of Beneficial Ownership. Do you wish to disclaim beneficial ownership1 of any of the shares reported in response to Item 1(a)?

Answer:

If the answer is “Yes”, please furnish the following information with respect to the person or persons who should be shown as the beneficial owner(s)1 of the shares in question.

Name and Address of Actual Beneficial Owner	Relationship of Such Person To You	Number of Shares Beneficially Owned

d. Shared Voting or Investment Power over Shares or Warrant Shares. Will any person be deemed to have beneficial ownership over any of the Shares, Warrant or Warrant Shares purchased by you pursuant to the Stock and Warrant Purchase Agreement?

Answer:

If the answer is “Yes”, please furnish the following information with respect to the person or persons who should be shown as the beneficial owner(s)1 of the Shares and/or Warrant Shares in question.

Name and Address of Beneficial Owner	Relationship of Such Person To You	Number of Shares Beneficially Owned

Item 2. Major Shareholders. Please state below the names of persons or groups known by you to own beneficially1 more than 5% of the Company’s Common Stock.

Answer:

Item 3. Change of Control. Do you know of any contractual arrangements, including any pledge of securities of the Company, the operation of which may at a subsequent date result in a change of control of the Company?

Answer:

Item 4. Relationship with the Company. Please state the nature of any position, office or other material relationship you have, or have had within the past three years, with the Company or its affiliates.

Name	Nature of Relationship

PART II - CERTAIN TRANSACTIONS

Item 6. Transactions with the Company. If you, any of your associates2, or any member of your immediate family3 had or will have any direct or indirect material interest in any transactions4 or series of transactions to which the Company or any of its subsidiaries was a party at any time since January 1, 2000, or in any currently proposed transactions or series of transactions in which the Company or any of its subsidiaries will be a party, in which the amount involved exceeds $60,000, please specify (a) the names of the parties to the transaction(s) and their relationship to you, (b) the nature of the interest in the transaction, (c) the amount involved in the transaction, and (d) the amount of the interest in the transaction. If the answer is “none”, please so state.

Answer:

Item 7. Third Party Payments. Please describe any compensation paid to you by a third party pursuant to any arrangement between the Company and any such third party.

Answer:

PART III – PLAN OF DISTRIBUTION

The shares of common stock offered hereby may be sold from time to time by the selling stockholders for their own accounts. RITA will receive none of the proceeds from this offering. RITA will bear substantially all costs and expenses incident to the offering and sale of the shares to the public, including legal fees and disbursements of counsel, “blue sky” expenses, accounting fees and filing fees, but excluding any brokerage commissions, discounts or similar charges.

Resale of the shares by the selling stockholders are not subject to any underwriting agreement. The shares of common stock covered by this prospectus may be sold by the selling stockholders or by their permitted pledgees, donees, transferees, beneficiaries, distributees or successors-in-interest selling shares received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other non-sale related transfer. In addition, certain of the selling stockholders are corporations or partnerships which may, in the future, distribute their shares to their stockholders or partners, respectively. Those shares may later be sold by those stockholders or partners. The selling stockholders will act independently of us in making decisions with respect to the timing, manner and size of each sale. The shares offered by each selling stockholder may be sold from time to time:

•	at market prices prevailing at the time of sale,

•	at prices relating to such prevailing market prices, or

•	at negotiated prices.

Such sales may be effected in the over-the-counter market, on the Nasdaq National Market, or on any exchange on which the shares may then be listed. RITA will supply the selling stockholders with reasonable quantities of this prospectus. The shares may be sold by one or more of the following:

•	one or more block trades in which a broker or dealer so engaged will attempt to sell all or a portion of the shares held by the selling stockholders as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker or dealer as principal and resale by such broker or dealer for its account pursuant to this prospectus;

•	ordinary brokerage transactions and transactions in which the broker solicits purchasers;

•	in negotiated transactions; and

•	through other means.

To the extent permitted by law, the selling stockholders may enter into hedging transactions when selling the shares. For example, the selling stockholders may:

•	sell shares short and redeliver such shares to close out their short positions;

•	enter into transactions involving short sales by the brokers or dealers;

•	enter into option or other types of transactions that require the selling stockholders to deliver shares to a broker or dealer, who then resells or transfer the shares under this prospectus; or

•	loan or pledge the shares to a broker or dealer, who may sell the loaned shares or, in the event of default, sell the pledged shares.

There is no assurance that any of the selling stockholders will sell any or all of the shares offered by them.

The selling stockholders may effect sales through customary brokerage channels, either through broker-dealers acting as agents or brokers, or through broker-dealers acting as principals, who may then resell the shares, or at private sales or otherwise, at market prices prevailing at the time of sale, at prices related to such prevailing market prices or at negotiated prices. The selling stockholders may effect such transactions by selling shares to or through broker-dealers, and such broker-dealers may receive compensation in the form of underwriting discounts, concessions, commissions or fees from the selling stockholders and/or purchasers of the shares for whom such broker-dealers may act as agent or to whom they sell as principal, or both (which compensation to a particular broker-dealer might be in excess of customary commissions). The selling stockholders may further agree to indemnify any broker-dealer or agent against certain liabilities related to the selling of the common stock, including liabilities arising under the Securities Act of 1933. Any broker-dealers that participate with the selling stockholders in the distribution of the shares may be deemed to be underwriters, and any commissions received by them and any profit on the resale of the shares positioned by them might be deemed to be underwriting compensation, within the meaning of the Securities Act of 1933, in connection with such sales. To the extent required, this prospectus may be amended or supplemented from time to time to describe a specific plan of distribution.

Any shares covered by the prospectus that qualify for resale pursuant to Rule 144 under the Securities Act of 1933, as amended, may be sold under Rule 144 rather than pursuant to this prospectus. In addition to selling the shares of common stock, the selling stockholders may transfer the shares by gift, distribution or other transfer not involving market makers or established trading markets.

I have reviewed the Plan of Distribution set forth above and do not have a present intention of effecting a sale in a manner not described therein.

                     Agree                                     Disagree

(If left blank, response will be deemed to be “Agree”.)

I hereby represent that I understand, pursuant to Interpretation A.65 in the Securities and Exchange Commission, Division of Corporation Finance, Manual of Publicly Available Telephone Interpretations dated July 1997, a copy of which is attached hereto as Exhibit A, that I may not make any short sale of the Shares prior to the effectiveness of the Registration Statement, and further covenant to the Company that I will not engage in any short sales of such stock to be registered under the Registration Statement prior to its effectiveness.

SIGNATURE

I understand that RITA anticipates filing the Form S-3 on or about November     , 2004. If at any time any of the information set forth in my responses to this Questionnaire has changed due to passage of time, or any development occurs which requires a change in any of my answers, or has for any other reason become incorrect, I agree immediately to furnish to the individual to whom a copy of this Questionnaire is to be sent, as indicated and at the address shown on the first page hereof, any necessary or appropriate correcting information. Otherwise, RITA is to understand that the above information continues to be, to the best of my knowledge, information and belief, complete and correct.

I understand that the information that I am furnishing to you herein will be used by RITA in the preparation of its Registration Statement on Form S-3.

Name of Stockholder:

Date: November , 2004	Signature:

Print Name:

Title (if applicable):

Address:

_________________________________________________ Street

_________________________________________________ City State Zip Code

_________________________________________________ Telephone Number

_________________________________________________ Facsimile Number

FOOTNOTES

1.	Beneficial Ownership. You are the beneficial owner of a security, as defined in Rule 13d-3 under the Securities Exchange Act of 1934 (the “Exchange Act”), if you, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise have or share: (1) voting power, which includes the power to vote, or to direct the voting of, such security, and/or (2) investment power, which includes the power to dispose, or to direct the disposition of, such security. You are also the beneficial owner of a security if you, directly or indirectly, create or use a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement, or device with the purpose or effect of divesting yourself of beneficial ownership of a security or preventing the vesting of such beneficial ownership.

You are deemed to be the beneficial owner of a security if you have the right to acquire beneficial ownership of such security at any time within sixty days including, but not limited to, any right to acquire such security (a) through the exercise of any option, warrant or right, (b) through the conversion of a security, or (c) pursuant to the automatic termination of, or the power to revoke a trust, discretionary account, or similar arrangement.

Ordinarily, shares held in the name of your spouse or minor child should be considered as beneficially owned by you absent special circumstances to indicate that you do not have, as a practical matter, voting power or investment power over such shares. Similarly, absent countervailing facts, securities held in the name of relatives who share your home are to be reported as being beneficially owned by you. In addition, securities held for your benefit in the name of others, such as nominees, trustees and other fiduciaries, securities held by a partnership of which you are a partner, and securities held by a corporation controlled by you should be regarded as beneficially owned by you.

This definition of beneficial ownership is very broad; therefore, even through you may not actually have or share voting or investment power with respect to securities owned by persons in your family or living in your home, you should include such shares in your beneficial ownership disclosure and may then disclaim beneficial ownership of such securities.

2.	Associate. The term “associate”, as defined in Rule 14a-1 under the Exchange Act, means (a) any corporation or organization (other than the Company or any of its majority owned subsidiaries) of which you are an officer or partner or are, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities, (b) any trust or other estate in which you have a substantial beneficial interest or as to which you serve as trustee or in a similar capacity, and (c) your spouse, or any relative of yours or relative of your spouse living in your home or who is a director or officer of the Company or of any subsidiary. The term “relative of yours” as used in this Questionnaire refers to any relative or spouse of yours, or any relative of such spouse, who has the same home as you or who is a director or officer of any subsidiary of the Company.

Please identify your associate referred to in your answer and indicate your relationship.

3.	Immediate Family. The members of your “immediate family” are deemed to include the following: your spouse; your parents; your children; your siblings; your mother-in-law or father-in-law; your sons and daughters-in-law; and your brothers and sisters-in-law.

4.	Transactions. The term “transaction” is to be understood in its broadest sense, and includes the direct or indirect receipt of anything of value. Please note that indirect as well as direct material interests in transactions are to be disclosed. Transactions in which you would have a direct interest would include your purchasing or leasing anything (stock in a business acquired by the Company, office space, plants, Company apartments, computers, raw materials, finished goods, etc.) from or selling or leasing anything to, or borrowing or lending cash or other property from or to, the Company, or any subsidiary.

cc:	RITA Medical Systems, Inc.

967 N. Shoreline Blvd.

Mountain View, CA 94043

Attn: Chief Financial Officer

Exhibit A

Interpretation A.65 from the Securities and Exchange Commission, Division of Corporation Finance, Manual of Publicly Available Telephone Interpretations dated July 1997:

“An issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective. One of the selling shareholders wanted to do a short sale of common stock “against the box” and cover the short sale with registered shares after the effective date. The issuer was advised that the short sale could not be made before the registration statement becomes effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.”